UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 5, 2018

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On September 5, 2018, J. Michael Shepherd resigned as a director of First Hawaiian, Inc. (the “Company”) and its wholly owned subsidiary, First Hawaiian Bank (the “Bank”), effective on such date.

Item 8.01                      Other Events.

On September 10, 2018, BancWest Corporation (the “Selling Stockholder”), a subsidiary of BNP Paribas, completed the sale of 20,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company to J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters of the public offering (the “Offering”).

In connection with the Offering, the Company entered into an Underwriting Agreement, dated September 5, 2018 (the “Underwriting Agreement”), by and among the Company, BNP Paribas, the Selling Stockholder and J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters.  Pursuant to the Underwriting Agreement, the Selling Stockholder has granted the underwriters an option to purchase up to an additional 3,000,000 shares of Common Stock at the per share price paid to the Selling Stockholder in the Offering, within 30 days from the date of the Underwriting Agreement.

As a result of the completion of the Offering, BNP Paribas’ beneficial interest has been reduced to 18.4% of the outstanding shares of Common Stock.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. Exhibits 1.1 and 5.1 contained in Item 9.01 hereof are hereby incorporated by reference into the Registration Statement (File No. 333-224745) pursuant to which the Offering has been registered with the Securities and Exchange Commission.

Item 9.01                      Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated September 5, 2018, by and among the Company, BancWest Corporation, BNP Paribas and J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1	Opinion of Sullivan & Cromwell LLP.

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated September 5, 2018, by and among the Company, BancWest Corporation, BNP Paribas and J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1	Opinion of Sullivan & Cromwell LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: September 10, 2018	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison
	Title:	Chairman of the Board and Chief Executive Officer